UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Nevada                     000-49735                  87-0642947
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 4.01       Changes in Registrant's Certifying Accountant.

     On November 17, 2005, Intraop Medical Corporation (the "Company") engaged Pohl, McNabola, Berg & Company, LLP as its principal accountant to audit its financial statements for the fiscal year ending September 30, 2005. The appointment of Pohl, McNabola, Berg & Company, LLP as the Company's principal accountant was recommended and unanimously approved by the Company's Audit Committee on October 27, 2005. Prior to this engagement, Pohl, McNabola, Berg & Company, LLP was not consulted on any Company accounting or auditing matter, and there were no written reports or oral advice regarding any accounting or auditing matter provided by them to the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              INTRAOP MEDICAL CORPORATION


Date: November 18, 2005                       By: /s/ Donald A. Goer
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                                                  Donald A. Goer
                                                  Chief Executive Officer